Series Number: 1
For period ending 3/31/2015

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      187
2. Dividends for a second class of open-end company shares
A Class                                           19
B Class                                           -
C Class                                           1

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0001
2. Dividends for a second class of open-end company shares
A Class                                           $0.0001
B Class                                           $0.0001
C Class                                           $0.0001

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      1,813,644
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           186,989
B Class                                           199
C Class                                           7,147

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $1.00
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $1.00
B Class                                           $1.00
C Class                                           $1.00

Series Number: 3
For period ending 3/31/2015

48)	Investor, A, B, C, and R
First $1 billion 0.699%
Next $1 billion 0.647%
Next $3 billion 0.617%
Next $5 billion 0.597%
Next $15 billion 0.584%
Next $25 billion 0.582%
Over $50 billion 0.581%

Institutional
First $1 billion 0.499%
Next $1 billion 0.447%
Next $3 billion 0.417%
Next $5 billion 0.397%
Next $15 billion 0.384%
Next $25 billion 0.382%
Over $50 billion 0.381%

R6
First $1 billion 0.449%
Next $1 billion 0.397%
Next $3 billion 0.367%
Next $5 billion 0.347%
Next $15 billion 0.334%
Next $25 billion 0.332%
Over $50 billion 0.331%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      43,930
Institutional Class                                           63,885
2. Dividends for a second class of open-end company shares
A Class                                           6,733
B Class                                           93
C Class                                           1,185
R Class                                           412
R6 Class                                           338

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2583
Institutional Class                                           $0.2800
2. Dividends for a second class of open-end company shares
A Class                                           $0.2312
B Class                                           $0.1497
C Class                                           $0.1497
R Class                                           $0.2040
R6 Class                                           $0.2854

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      187,142
Institutional Class                                           238,481
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           38,011
B Class                                           545
C Class                                           7,595

R Class                                           1,910
R6 Class                                           8,791

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $11.01
Institutional Class                                           $11.01
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $11.02
B Class                                           $11.01
C Class                                           $11.01
R Class                                           $11.02
R6 Class                                           $11.01

Series Number: 4
For period ending 3/31/2015

48)	Investor, A, C, and R
First $1 billion 0.949%
Next $1 billion 0.897%
Next $3 billion 0.867%
Next $5 billion 0.847%
Next $15 billion 0.834%
Next $25 billion 0.832%
Over $50 billion 0.831%

Institutional
First $1 billion 0.749%
Next $1 billion 0.697%
Next $3 billion 0.667%
Next $5 billion 0.647%
Next $15 billion 0.634%
Next $25 billion 0.632%
Over $50 billion 0.631%

R6
First $1 billion 0.699%
Next $1 billion 0.647%
Next $3 billion 0.617%
Next $5 billion 0.597%
Next $15 billion 0.584%
Next $25 billion 0.582%
Over $50 billion 0.581%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      16,097
Institutional Class                                           21,246
2. Dividends for a second class of open-end company shares
A Class                                           2,153
C Class                                           815
R Class                                           91
R6 Class                                           883

73A)           1. Dividends from net investment income
Investor Class                                                      $0.3259
Institutional Class                                           $0.3382
2. Dividends for a second class of open-end company shares
A Class                                           $0.3108
C Class                                           $0.2651
R Class                                           $0.2956
R6 Class                                           $0.3409

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      51,657
Institutional Class                                           68,338
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           5,896
C Class                                           2,457
R Class                                           309
R6 Class                                           6,821

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $5.92
Institutional Class                                           $5.92
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $5.92
C Class                                           $5.92
R Class                                           $5.92
R6 Class                                           $5.92

Series Number: 5
For period ending 3/31/2015

48)	Investor, A, B, C, and R
First $1 billion 0.669%
Next $1 billion 0.617%
Next $3 billion 0.587%
Next $5 billion 0.567%
Next $15 billion 0.554%
Next $25 billion 0.552%
Over $50 billion 0.551%

Institutional
First $1 billion 0.469%
Next $1 billion 0.417%
Next $3 billion 0.387%
Next $5 billion 0.367%
Next $15 billion 0.354%
Next $25 billion 0.352%
Over $50 billion 0.351%

R6
First $1 billion 0.419%
Next $1 billion 0.367%
Next $3 billion 0.337%
Next $5 billion 0.317%
Next $15 billion 0.304%
Next $25 billion 0.302%
Over $50 billion 0.301%

72DD) 1. Total income dividends for which record date passed during the period
Investor Class                                                      5,234
Institutional Class                                           7,372
2. Dividends for a second class of open-end company shares
A Class                                           916
B Class                                           7
C Class                                           139
R Class                                           112
R6 Class                                           120

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1132
Institutional Class                                           $0.1452
2. Dividends for a second class of open-end company shares
A Class                                           0.0733
B Class                                           0.0310
C Class                                           0.0310
R Class                                           0.0592
R6 Class                                           0.1533

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      43,175
Institutional Class                                           53,758
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           11,721
B Class                                           209
C Class                                           4,107
R Class                                           1,711
R6 Class                                           1,378

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.06
Institutional Class                                           $10.11
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $9.98
B Class                                           $9.79
C Class                                           $9.80
R Class                                           $10.21
R6 Class                                           $10.11

Series Number: 8
For period ending 3/31/2015

48)	Institutional
First $1 billion 0.499%
Next $1 billion 0.447%
Next $3 billion 0.417%
Next $5 billion 0.397%
Next $15 billion 0.384%
Next $25 billion 0.382%
Over $50 billion 0.381%

R6
First $1 billion 0.449%
Next $1 billion 0.397%
Next $3 billion 0.367%
Next $5 billion 0.347%
Next $15 billion 0.334%
Next $25 billion 0.332%
Over $50 billion 0.331%

Series Number: 9
For period ending 3/31/2015

48)	Investor, A, C and R
First $1 billion 0.749%
Next $1 billion 0.697%
Next $3 billion 0.667%
Next $5 billion 0.647%
Next $15 billion 0.634%
Next $25 billion 0.632%
Over $50 billion 0.631%
Institutional
First $1 billion 0.549%
Next $1 billion 0.497%
Next $3 billion 0.467%
Next $5 billion 0.447%
Next $15 billion 0.434%
Next $25 billion 0.432%
Over $50 billion 0.431%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      2,938
Institutional Class                                           60
2. Dividends for a second class of open-end company shares
A Class                                           912
C Class                                           242
R Class                                           68

73A)           1. Dividends from net investment income
Investor Class                                                      $0.3370
Institutional Class                                           $0.3587
2. Dividends for a second class of open-end company shares
A Class                                           $0.3099
C Class                                           $0.2282
R Class                                           $0.2826

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      8,192
Institutional Class                                           95
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           2,680
C Class                                           959
R Class                                           251

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $11.02
Institutional Class                                           $11.02
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $11.02
C Class                                           $11.01
R Class                                           $11.01

Series Number: 10
For period ending 3/31/2015

48)	Investor, A, C and R
First $1 billion 0.699%
Next $1 billion 0.647%
Next $3 billion 0.617%
Next $5 billion 0.597%
Next $15 billion 0.584%
Next $25 billion 0.582%
Over $50 billion 0.581%

Institutional
First $1 billion 0.499%
Next $1 billion 0.447%
Next $3 billion 0.417%
Next $5 billion 0.397%
Next $15 billion 0.384%
Next $25 billion 0.382%
Over $50 billion 0.381%

72DD) 1. Total income dividends for which record date passed during the period
Investor Class                                                      4,739
Institutional Class                                           922
2.  Dividends for a second class of open-end company shares
A Class                                           1,239
C Class                                           226
R Class                                           18

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1950
Institutional Class                                           $0.2157
2. Dividends for a second class of open-end company shares
A Class                                           $0.1691
C Class                                           $0.0915
R Class                                           $0.1433

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      21,005
Institutional Class                                           4,909
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           5,488
C Class                                           2,265
R Class                                           116

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.33
Institutional Class                                           $10.33
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.33
C Class                                           $10.34
R Class                                           $10.34

Series Number: 11
For period ending 3/31/2015

48)	Investor, A, C, and R
 0.740%

Institutional
 0.540%

R6
 0.490%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      64
Institutional Class                                           27
2. Dividends for a second class of open-end company shares
A Class                                           24
C Class                                           20
R Class                                           17
R6 Class                                           21

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2809
Institutional Class                                           $0.2942
2. Dividends for a second class of open-end company shares
A Class                                           $0.2640
C Class                                           $0.2137
R Class                                           $0.2473
R6 Class                                           $0.2975

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      302
Institutional Class                                           93
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           95
C Class                                           93
R Class                                           72
R6 Class                                           72

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $9.81
Institutional Class                                           $9.81
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $9.81
C Class                                           $9.81
R Class                                           $9.81
R6 Class                                           $9.81

Series Number: 12
For period ending 3/31/2015

48)	Investor, A, C, and R
0.740%

Institutional
0.540%

R6
0.490%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      221
Institutional Class                                           182
2. Dividends for a second class of open-end company shares
A Class                                           159
C Class                                           17
R Class                                           20
R6 Class                                           25

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2345
Institutional Class                                           $0.2479
2. Dividends for a second class of open-end company shares
A Class                                           $0.2178
C Class                                           $0.1677
R Class                                           $0.2011
R6 Class                                           $0.2512

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      1,013
Institutional Class                                           749
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           747
C Class                                           103
R Class                                           102
R6 Class                                           103

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $9.75
Institutional Class                                           $9.75
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $9.75
C Class                                           $9.75
R Class                                           $9.75
R6 Class                                           $9.75